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                                                                    EXHIBIT 10.9

                    SECOND AMENDMENT TO THE 1995 STOCK OPTION
                               AND INCENTIVE PLAN
           (As previously amended and restated as of August 11, 1995)

         This SECOND AMENDMENT TO THE 1995 STOCK OPTION AND INCENTIVE PLAN is made and approved as of this 28th day of April, 1998, by the Shareholders of Champion Enterprises, Inc.

WITNESSETH:

         WHEREAS the Shareholders of Champion Enterprises, Inc. desire to amend the 1995 Stock Option and Incentive Plan (as previously amended and restated as of August 11, 1995) as set forth below.

         NOW, THEREFORE, the 1995 Stock Option and Incentive Plan is amended as follows:

         1. Section 1.6 is hereby amended by replacing the figure "1,375,000" with "4,650,000."

         2. Each reference in the 1995 Stock Option and Incentive Plan to the "Plan," "herein," "hereunder," or "hereof" or words of like import shall hereafter mean and be a reference to the 1995 Stock Option and Incentive Plan (as amended and restated as of August 11, 1995) as amended hereby.

         Except as specifically amended hereby, the 1995 Stock Option and Incentive Plan as amended and restated as of August 11, 1995, and each provision thereof, remains in full force and effect.

                           CHAMPION ENTERPRISES, INC.



                           By:
                               Walter R. Young, Jr.
                               Chairman, President and Chief
                               Executive Officer



Attest:

John J. Collins, Jr.
Secretary